Exhibit 10.2

EXHIBIT A

MEGA MEDIA GROUP, INC.

CONVERSION NOTICE

Reference is made to the Convertible Note (the "Note") issued to the undersigned by MEGA MEDIA GROUP INC. (the "Company"). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock par value $0.001 per share (the "Common Stock") of the Company, as of the date specified below.

Date of Conversion:	7/2/08

Aggregate Conversion Amount to be converted:	$ 100,813.70

Please confirm the following information:
Conversion Price:	.0820

Number of shares of Common Stock to be issued:	1,229,435

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:	Jaworek Capital, LLC
75 Maiden lane, suite 904
New York, NY 10038

Facsimile Number:	212-952-1101

Authorization:	/s/ Michal Jaworek
By:	Michal Jaworek
Title:	President
Dated:	7/2/08

Account Number:	Z72211788
(if electronic book entry transfer)
Transaction Code Number:	0226 (Fidelity, DTC Number)
(if electronic book entry transfer)

JAWOREK CAPITAL, LLC
MMDA CONVERSION - NOTE DATED 5/29/08

DATE	CLOSING PRICE
Monday, June 16, 2008 Tuesday, June 17, 2008 Wednesday, June 18, 2008 Thursday, June 19, 2008 Friday, June 20, 2008 Monday, June 23, 2008	$0.1000 $0.1000 $0.1150 $0.1000 NOT TRADED NOT TRADED
Tuesday, June 24, 2008	$0.1000
Wednesday, June 25, 2008	$0.1000
Thursday, June 26, 2008	$0.1000
Friday, June 27, 2008	$0.1000
Monday, June 30, 2008	$0.1000
Tuesday, July 01, 2008	$0.1100
10 Day Average	$0.1025

Principal Amount	$100,000.00
Earned Interest	$813.70	0.000247 Daily Rate	33 Days Intere
Conversion Amount	$100,813.70
Conversion Price	$0.0820
Shares Issued in Conversion	1,229,435

Conversion Date	Wednesday, July 02, 2008

EXHIBIT A

MEGA MEDIA GROUP, INC.

CONVERSION NOTICE

Reference is made to the Convertible Note (the "Note") issued to the undersigned by MEGA MEDIA GROUP INC. (the "Company"). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock par value $0.001 per share (the "Common Stock") of the Company, as of the date specified below.

Date of Conversion:	7/2/08

Aggregate Conversion Amount to be converted:	$ 100,369.86

Please confirm the following information:
Conversion Price:	.0820

Number of shares of Common Stock to be issued:	1,224,023

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:	Jaworek Capital, LLC
75 Maiden lane, suite 904
New York, NY 10038

Facsimile Number:	212-952-1101

Authorization:	/s/ Michal Jaworek
By:	Michal Jaworek
Title:	President
Dated:	7/2/08

Account Number:	Z72211788
(if electronic book entry transfer)
Transaction Code Number:	0226 (Fidelity, DTC Number)
(if electronic book entry transfer)

JAWOREK CAPITAL, LLC
MMDA CONVERSION - NOTE DATED 6/16/08

DATE	CLOSING PRICE
Monday, June 16, 2008 Tuesday, June 17, 2008 Wednesday, June 18, 2008 Thursday, June 19, 2008 Friday, June 20, 2008 Monday, June 23, 2008	$0,1000 $0.1000 $0.1150 $0.1000 NOT TRADED NOT TRADED
Tuesday, June 24, 2008	$0.1000
Wednesday, June 25, 2008	$0.1000
Thursday, June 26, 2008	$0.1000
Friday, June 27, 2008	$0.1000
Monday, June 30, 2008	$0.1000
Tuesday, July 01, 2008	$0.1100
10 Day Average	$0.1025

Principal Amount	$100,000,00
Earned Interest	$369.86	0.000247 Daily Rate	15 Days Inters
Conversion Amount	$100,369.86
Conversion Price	$0.0820
Shares Issued In Conversion	1,224,023

Conversion Date	Wednesday, July 02, 2008